Exhibit 99 to Form 3

--------------------------------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Advisors, LLC

--------------------------------------------------------------------------------
    (Last)                 (First)               (Middle)

--------------------------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
--------------------------------------------------------------------------------
    (City)                 (State)               (Zip)
  Minneapolis                MN                  55416

--------------------------------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Partners, LP

--------------------------------------------------------------------------------
    (Last)                 (First)               (Middle)

--------------------------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
--------------------------------------------------------------------------------
    (City)                 (State)               (Zip)
  Minneapolis                MN                  55416

--------------------------------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Fund, L.P.

--------------------------------------------------------------------------------
    (Last)                 (First)               (Middle)

--------------------------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300

--------------------------------------------------------------------------------
    (City)                 (State)               (Zip)
  Minneapolis                MN                  55416

--------------------------------------------------------------------------------
1.  Name and Address of Reporting Person*

Whitebox Convertible Arbitrage Fund, Ltd.

--------------------------------------------------------------------------------
    (Last)                 (First)               (Middle)

--------------------------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
--------------------------------------------------------------------------------
    (City)                 (State)               (Zip)
  Minneapolis                MN                  55416

--------------------------------------------------------------------------------
1.  Name and Address of Reporting Person*

AJR Financial, LLC

--------------------------------------------------------------------------------
    (Last)                 (First)               (Middle)

--------------------------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
--------------------------------------------------------------------------------
    (City)                 (State)               (Zip)
  Minneapolis                MN                  55416

--------------------------------------------------------------------------------
1.  Name and Address of Reporting Person*

Pandora Select Advisors, LLC

--------------------------------------------------------------------------------
    (Last)                 (First)               (Middle)

--------------------------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
--------------------------------------------------------------------------------
    (City)                 (State)               (Zip)
  Minneapolis                MN                  55416

--------------------------------------------------------------------------------
1.  Name and Address of Reporting Person*

Pandora Select Partners, LP

--------------------------------------------------------------------------------
    (Last)                 (First)               (Middle)

--------------------------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
--------------------------------------------------------------------------------
    (City)                 (State)               (Zip)
  Minneapolis                MN                  55416

--------------------------------------------------------------------------------
1.  Name and Address of Reporting Person*

Pandora Select Fund, L.P.

--------------------------------------------------------------------------------
    (Last)                 (First)               (Middle)

--------------------------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
--------------------------------------------------------------------------------
    (City)                 (State)               (Zip)
  Minneapolis                MN                  55416

--------------------------------------------------------------------------------
1.  Name and Address of Reporting Person*

Pandora Select Fund, Ltd.

--------------------------------------------------------------------------------
    (Last)                 (First)               (Middle)

--------------------------------------------------------------------------------
                           (Street)
3033 Excelsior Boulevard, Suite 300
--------------------------------------------------------------------------------
    (City)                 (State)               (Zip)
  Minneapolis                MN                  55416

--------------------------------------------------------------------------------